UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2010

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f)           On November 17, 2010, the Board of Directors (the “Board”) of Royal Gold, Inc. (the “Company”) authorized and approved the payment of cash bonuses for fiscal year 2010 (ended June 30, 2010) to the Company’s executive officers. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on October 8, 2010, because amounts of such bonuses were not determined and not calculable as of the time of the proxy filing. The fiscal 2010 bonus payments, the total fiscal 2010 compensation as reported in the 2010 proxy statement, and the recalculated total compensation, including bonus payments approved for the Company’s named executive officers, for fiscal year 2010 is as follows:

Named Executive Officer and Principal Position	Fiscal 2010 Bonus	Total Fiscal 2010 Compensation as Reported in Proxy Statement	Total Fiscal 2010 Compensation Including Fiscal 2010 Bonus
Tony Jensen President and Chief Executive Officer	$300,000	$2,475,823	$2,775,823

Stefan Wenger Chief Financial Officer and Treasurer	$130,000	$1,057,236	$1,187,236

Bruce C. Kirchhoff Vice President and General Counsel	$140,000	$1,096,086	$1,236,086

William Heissenbuttel Vice President of Corporate Development	$135,000	$1,052,586	$1,187,586

Karen P. Gross Vice President and Corporate Secretary	$130,000	$855,663	$985,663

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Royal Gold, Inc. was held in Denver, Colorado, on November 17, 2010.  At that meeting, the stockholders of the Company, and the holders of exchangeable shares of RG Exchangeco Inc., a wholly-owned subsidiary of the Company, that are entitled to the same voting rights as the Company’s common stock (“Exchangeable Shares”), considered and acted upon the following proposals:

Proposal No. 1:  Election of Directors. By the vote reflected below, the stockholders and holders of Exchangeable Shares elected the following individuals as Class II directors to serve until the 2013 Annual Meeting of Stockholders or until each such director’s successor is elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
William Hayes	35,763,502	116,558	30,072	10,939,799
James W. Stuckert	34,735,572	1,146,093	28,467	10,939,799

Proposal No. 2:  Approve amendments to, and re-approval of, the Company’s 2004 Omnibus Long-Term Incentive Plan.  By the vote reflected below, the stockholders and holders of Exchangeable Shares approved the amendments to the Company’s 2004 Omnibus Long-Term Incentive Plan, including an amendment to increase the number of shares reserved for issuance from 1,300,000 shares to 2,600,000 shares, and re-approved the Company’s 2004 Omnibus Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended:

	For	Against	Abstain	Broker Non-Votes
Proposal 2	30,634,151	5,033,586	242,395	10,939,799

Proposal No. 3:  Ratification of the appointment of Ernst & Young LLP as independent registered public accountants.  By the vote reflected below, the stockholders and holders of Exchangeable Shares ratified the appointment of Ernst & Young LLP as independent registered public accountants:

	For	Against	Abstain	Broker Non-Votes
Proposal 3	46,602,875	196,956	50,100	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)

Dated: November 23, 2010	By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President and Corporate Secretary